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                                                               EXHIBIT 10.10(d)
                                PLEDGE AGREEMENT

                  This PLEDGE AGREEMENT ("AGREEMENT"), dated as of August 23, 2000, is hereby made by A. Jay Meyerson, an individual residing at [XXXADDRESS DELETED FOR PRIVACYXX] (the "PLEDGOR"), to Aames Financial Corporation, a Delaware corporation ("AAMES").

                  WHEREAS, on the date hereof, the Pledgor is purchasing shares of Aames' Series D Convertible Preferred Stock, par value $0.001 per share ("SERIES D PREFERRED STOCK"), pursuant to a Management Investment Agreement, dated the date hereof, between Pledgor and Aames (the "MANAGEMENT INVESTMENT AGREEMENT"); and

                  WHEREAS, as part of the transactions contemplated by the Management Investment Agreement, the Pledgor is executing and delivering to Aames a Secured Promissory Note dated as of the date hereof in favor of Aames (the "AAMES NOTE") as part of the purchase price for the Series D Preferred Stock, and in accordance with the terms and conditions set forth herein, pledging the Series D Preferred Stock, together with any shares of Aames' common stock, par value $0.001 per share that may be acquired upon conversion of the Series D Preferred Stock (the "UNDERLYING COMMON SHARES, and, together with the shares of Series D Preferred Stock, the "PLEDGED SHARES").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and in order to induce Aames to accept the Aames Note, the Pledgor hereby agrees as follows:

                  SECTION 1. PLEDGE. The Pledgor hereby pledges to Aames, and grants to Aames a security interest in, the following (the "PLEDGED COLLATERAL"):

                  (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property of any character whatsoever (including, without limitation, shares of Common Stock) from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

                  (ii) all proceeds of any and all of the foregoing collateral (including, without limitation, proceeds that constitute property of the types described above).

                  SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all obligations, whether for principal, interest, fees, expenses or otherwise, now or hereafter existing,

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of the Pledgor under the Aames Note and under this Agreement (all such obligations of the Pledgor being the "OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Pledgor to Aames under the Aames Note or this Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

                  SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Aames pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Aames. Aames shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to have registered in the name of Aames or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). For the better perfection of Aames's rights in and to the Pledged Collateral, the Pledgor shall forthwith, upon the pledge of any Pledged Collateral hereunder, cause such Pledged Collateral to be registered in the name of Aames or such nominee or nominees of Aames as Aames shall direct, subject only to the revocable rights specified in Section 6(a). In addition, Aames shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

                  (a) Neither the execution nor the delivery by the Pledgor of this Agreement nor the consummation by the Pledgor of the transactions contemplated hereby, nor compliance with nor fulfillment by the Pledgor of the terms and provisions hereof, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any lease, contract, instrument, mortgage, deed of trust, trust deed or deed to secure debt evidencing or securing indebtedness for borrowed money, financing lease, law, rule, regulation, judgment, order, award, decree or other restriction of any kind to which the Pledgor is a party or by which he is bound.

                  (b) This Agreement has been duly executed and delivered by the Pledgor and is the legal, valid and binding

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         obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

                  (c) There is no action, lawsuit, claim, counterclaim, proceeding, or investigation (or group of related actions, lawsuits, claims, proceedings or investigations) pending or, to the knowledge of the Pledgor, threatened, relating to or challenging the Pledgor's obligations under this Agreement or the pledge of the Pledged Collateral hereunder.

                  (d) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                  (e) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

                  (f) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by Aames of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

                  (g) There are no conditions precedent to the effectiveness of the Pledgor's obligations under this Agreement that have not been satisfied or waived.

                  SECTION 5. FURTHER ASSURANCES. (a) The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Aames may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Aames to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

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                  (b)  The Pledgor hereby authorizes Aames to file one or
         more financing or continuation statements, and amendments thereto, relating to all or any part of the Pledged Collateral, without the signature of the Pledgor, where required by law to perfect a security interest. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  SECTION 6. VOTING RIGHTS; DIVIDENDS, ETC. (a) so long as no Event of Default (as defined in the Aames Note) or event which, with the giving of notice or the lapse of time, or both, would become such an Event of Default shall have occurred and be continuing:

                  (i) The Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Aames Note; PROVIDED, HOWEVER, that the Pledgor shall not exercise or refrain from exercising any such right if, in Aames's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                  (ii) The Pledgor shall be entitled to any and all dividends paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to Aames to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Aames, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Aames as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment); and PROVIDED, FURTHER, that the after tax amount of any cash dividends, proceeds, or other distributions paid in respect of the Pledged Collateral shall be applied as an immediate prepayment in respect of the Aames Note, with such prepayments to be applied first to the payment of all interest accrued on, and then to the payment of unpaid principal of, the Aames Note.

                  (iii) Aames shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise

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         pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

                  (i) All rights of the Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to the Pledgor by Aames, cease and (y) to receive the dividends payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in Aames (or its designee), who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

                  (ii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Aames, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to Aames as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  SECTION 7. TRANSFERS AND OTHER LIENS. The Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement and except for any such sale the proceeds from which are used to repay all unpaid principal of, and accrued interest on, the Aames Note (with such proceeds first being applied to accrued interest and then to principal).

                  SECTION 8. APPOINTMENT OF ATTORNEY-IN-FACT. The Pledgor hereby appoints Aames Financial Corporation the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in Aames's discretion to take any action and to execute any instrument that Aames may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6), including, without limitation, to receive, indorse and collect all instruments made

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payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  SECTION 9. AAMES MAY PERFORM. If the Pledgor fails to perform any agreement contained herein and does not cure such failure within 10 days after its receipt of written notice from Aames, Aames may itself perform, or cause performance of, such agreement, and the expenses of Aames incurred in connection therewith shall be payable by the Pledgor under
Section 12.

                  SECTION 10. AAMES' DUTIES. The powers conferred on Aames hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Aames shall have no duty as to any Pledged Collateral as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Aames has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. Aames shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Aames accords its own property.

                  SECTION 11. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                  (a)   Aames may exercise in respect of the Pledged
         Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Delaware at that time (the "Code") (whether or not the Code applies to the affected Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Aames may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Aames shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Aames may adjourn any public or

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         private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by Aames as Pledged Collateral and all cash proceeds received by Aames in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Aames, be held by Aames as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Aames pursuant to Section 12) in whole or in part by Aames against, all or any part of the Obligations in such order as Aames shall elect. Any surplus of such cash or cash proceeds held by Aames and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  SECTION 12. EXPENSES. The Pledgor will upon demand pay to Aames the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Aames may incur in connection with (i) the exercise or enforcement of any of the rights of Aames hereunder or (ii) the failure by the Pledgor to perform or observe any of the provisions hereof.

                  SECTION 13. SECURITY INTEREST ABSOLUTE. The obligations of the Pledgor under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement. All rights of Aames and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Aames Note any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations, or any other amendment or waiver of or any consent to any departure from the Aames Note;

                  (iii) any taking, exchange, release or nonperfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

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                  (iv)  any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Pledgor;

                  (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

                  SECTION 14. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and no consent to any departure by one party herefrom, shall in any event be effective unless the same shall be in writing and signed by the other party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 15. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and sent by express courier, telecopied, telegraphed, telexed or hand-delivered, if to the Pledgor, at his address first set forth above; and, if to Aames, at its address at 2 California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, Attention:
Cary Thompson; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when sent by express courier, be effective three days after being sent, when telecopied, telegraphed, telexed or hand-delivered, be effective when telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered, respectively.

                  SECTION 16. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER AAMES NOTE. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (ii) be binding upon the Pledgor, its successors and assigns and
(iii) inure to the benefit of, and be enforceable by, Aames and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Aames may assign or otherwise transfer all or any portion of its rights and obligations under the Aames Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Aames herein or otherwise. Upon the payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the

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Pledged Collateral shall revert to the Pledgor. Upon any such termination,
Aames will, at the Pledgor's expense, return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                  SECTION 17. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE. Unless otherwise defined herein or in the Aames Note, terms defined in Article 9 of the Code are used herein as therein defined.



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                  IN WITNESS WHEREOF, the Pledgor has caused this Agreement
to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             /s/ A. Jay Meyerson
                                             -----------------------------
                                             Pledgor

ACKNOWLEDGED AND AGREED:

AAMES FINANCIAL CORPORATION


By:      /s/ John F. Madden, Jr.
   -------------------------------------
    Name:   John F. Madden, Jr.
    Title:  Senior Vice President and
            General Counsel




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